SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of Report:  JUNE 21, 1999

Date of Earliest Event Reported:  JUNE 17, 1999


                    COUNTRYWIDE CREDIT INDUSTRIES, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                      1-8422                       95-4083087
  (State or Other          (Commission File Number)           (IRS Employer
  Jurisdiction of                                             Identification
   Incorporation)                                                 Number)


4500 PARK GRANADA, CALABASAS, CA                                  91302
(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:  (818) 225-3000

ITEM 5.   OTHER EVENTS.

          In connection with the offering (the "Offering") of $750,000,000 aggregate principal amount of 6.85% Notes due 2004 (the "Notes") of Countrywide Home Loans (the "CHL"), a New York corporation and a wholly owned subsidiary of Countrywide Credit Industries, Inc. (the "Company"), which Notes are guaranteed as to payment of principal and interest by the Company (the "Guarantees"), the Company is hereby filing as (1) Exhibit 1 hereto a copy of the Purchase Agreement entered into by CHL and the Company with the underwriters of the Offering and (2) Exhibit 2 hereto the form of Note (and related Guarantee) to be issued in connection with the Offering on or about June 24, 1999. Such Purchase Agreement and form of Note are hereby incorporated by reference as Exhibits 1.2 and 4.5, respectively, into the Registration Statement on Form S-3 (File Nos. 333-66467 and 333-66467-01) of CHL and the Company (the "Registration Statement") pursuant to which the Notes and the Guarantees were registered under the Securities Act of 1933, as amended. The Registration Statement was declared effective by the Securities and Exchange Commission on November 10, 1998. The Offering is expected to be consummated on June 24, 1999.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following documents are filed as Exhibits hereto:

          Exhibit No.            Description
          -----------            -----------

               1 Purchase Agreement, dated June 17, 1999, among Countrywide Home Loans, Inc., Countrywide Credit Industries, Inc. and Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation and J.P. Morgan Securities Inc., as representatives for various underwriters.

               2 Form of 6.85% Note due 2004 of Countrywide Home Loans, Inc. (and related guarantee of Countrywide Credit Industries, Inc.)


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  June 21, 1999

                                       COUNTRYWIDE CREDIT INDUSTRIES, INC.



                                        By: /s/Stanford L. Kurland
                                            -------------------------------
                                            Stanford L. Kurland
                                            Senior Managing Director and
                                            Chief Operating Officer

                               EXHIBIT INDEX

          Exhibit No.            Description
          -----------            -----------

               1 Purchase Agreement, dated June 17, 1999, among Countrywide Home Loans, Inc., Countrywide Credit Industries, Inc. and Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation and J.P. Morgan Securities Inc., as representatives for various underwriters.

               2 Form of 6.85% Note due 2004 of Countrywide Home Loans, Inc. (and related guarantee of Countrywide Credit Industries, Inc.)